Growth Portfolio
Schedule of Investments (unaudited)
As of March 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.9%)
Communication Services (8.4%)
*	Alphabet Inc. Class C	591,913	61,559
*	Meta Platforms Inc. Class A	48,892	10,362
*	ZoomInfo Technologies Inc. Class A	384,959	9,513
			81,434
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	495,356	51,165
	TJX Cos. Inc.	164,551	12,894
*	Lululemon Athletica Inc.	32,498	11,836
*	Airbnb Inc. Class A	93,136	11,586
	Hilton Worldwide Holdings Inc.	74,004	10,425
	NIKE Inc. Class B	82,309	10,094
*	Etsy Inc.	67,818	7,550
*	Tesla Inc.	29,599	6,141
			121,691
Consumer Staples (1.6%)
	Constellation Brands Inc. Class A	36,660	8,281
	Estee Lauder Cos. Inc. Class A	29,137	7,181
			15,462
Energy (1.4%)
	Schlumberger NV	271,757	13,343
Financials (16.8%)
	Mastercard Inc. Class A	127,421	46,306
*	FleetCor Technologies Inc.	71,206	15,014
	S&P Global Inc.	41,743	14,392
	Visa Inc. Class A	61,565	13,880
	Global Payments Inc.	122,733	12,916
	American Express Co.	77,171	12,729
*	Block Inc. (XNYS)	148,653	10,205
*,1	Adyen NV ADR	597,095	9,458
	Marsh & McLennan Cos. Inc.	51,071	8,506
	Progressive Corp.	58,599	8,383
	Blackstone Inc.	94,521	8,303
	MSCI Inc. Class A	6,971	3,902
			163,994
Health Care (12.4%)
	UnitedHealth Group Inc.	51,197	24,195
*	Boston Scientific Corp.	330,126	16,516
	Zoetis Inc.	84,011	13,983
	Stryker Corp.	45,199	12,903
*	Insulet Corp.	33,182	10,584
*	Illumina Inc.	40,047	9,313

		Shares	Market Value ($000)
	Danaher Corp.	33,971	8,562
	Elevance Health Inc.	15,376	7,070
*	Align Technology Inc.	20,071	6,706
*	Mettler-Toledo International Inc.	3,845	5,884
	Agilent Technologies Inc.	40,814	5,646
			121,362
Industrials (5.3%)
	TransUnion	190,743	11,853
	Equifax Inc.	56,982	11,558
*	Uber Technologies Inc.	360,942	11,442
	General Dynamics Corp.	34,358	7,841
	Airbus SE ADR	187,376	6,273
	IDEX Corp.	12,263	2,833
			51,800
Information Technology (38.9%)
	Microsoft Corp.	387,991	111,858
	Apple Inc.	601,473	99,183
	NVIDIA Corp.	133,778	37,160
*	Salesforce Inc.	83,823	16,746
*	Advanced Micro Devices Inc.	143,423	14,057
	Microchip Technology Inc.	135,729	11,371
*	MongoDB Inc. Class A	46,841	10,920
*	Atlassian Corp. Ltd. Class A	59,281	10,147
*	ServiceNow Inc.	19,102	8,877
*	Autodesk Inc.	42,052	8,754
*	Okta Inc.	100,511	8,668
*	Ceridian HCM Holding Inc.	117,841	8,628
	Intuit Inc.	18,057	8,050
	ASML Holding NV GDR (Registered)	8,768	5,969
	Marvell Technology Inc.	125,586	5,438
	Monolithic Power Systems Inc.	9,088	4,549
*	VeriSign Inc.	20,949	4,427
*	Snowflake Inc. Class A	13,385	2,065
*	nCino Inc.	76,123	1,886
			378,753
Real Estate (1.6%)
	American Tower Corp.	53,165	10,864
	Equinix Inc.	6,352	4,580
			15,444
Total Common Stocks (Cost $905,983)			963,283
Temporary Cash Investments (0.6%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 4.839%	4,830	483

	Face Amount ($000)	Market Value ($000)
Repurchase Agreement (0.6%)
Bank of America Securities, LLC 4.810%, 4/3/23 (Dated 3/31/23, Repurchase Value $5,602,000, collateralized by U.S. Treasury Note/Bond 3.250%, 6/30/27, with a value of $5,712,000)	5,600	5,600
Total Temporary Cash Investments (Cost $6,083)		6,083
Total Investments (99.5%) (Cost $912,066)		969,366
Other Assets and Liabilities—Net (0.5%)		4,941
Net Assets (100%)		974,307
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $477,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $482,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of March 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	963,283	—	—	963,283
Temporary Cash Investments	483	5,600	—	6,083
Total	963,766	5,600	—	969,366